Exhibit 99.1

Contacts: JaCee Burnes Exelon Investor Relations 312-394-2948 jacee.burnes@exeloncorp.com Judy Rader Exelon Corporate Communications 312-394-7417 judith.rader@exeloncorp.com	FOR IMMEDIATE RELEASE

EXELON GENERATION ANNOUNCES

PRICING TERMS OF EXCHANGE OFFERS

CHICAGO (June 26, 2012) – Exelon Generation Company, LLC (Generation) announced today the pricing terms, determined as of 2:00 p.m. New York City time on June 26, 2012, of its private offers to certain eligible holders to exchange any and all of the outstanding 7.60% Senior Notes due 2032 (CUSIP No. 210371 AF7) (Old Notes) of its parent Exelon Corporation (Exelon) (which were assumed by Exelon from Constellation Energy Group, Inc.), for:

•	Generation’s newly issued 4.25% Senior Notes due 2022 (the New 2022 Notes), plus a cash payment (2022 Exchange Offer); and

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Generation’s newly issued 5.60% Senior Notes due 2042 (the New 2042 Notes, and together with the New 2022 Notes, the New Notes), plus a cash payment (the 2042 Exchange Offer, and together with the 2022 Exchange Offer, the Exchange Offer).

The complete terms and conditions of the Exchange Offer are set forth in a confidential offering memorandum dated June 13, 2012, and related letter of transmittal.

The total exchange price to be received in either the 2022 Exchange Offer or the 2042 Exchange Offer (Total Exchange Price) for each $1,000 principal amount of Old Notes validly tendered and not validly withdrawn prior to 5:00 p.m. New York City time on June 26, 2012 (Early Participation Date) is set forth in the table below.

The Total Exchange Price includes an early participation payment of $50 per $1,000 principal amount of Old Notes (Early Participation Payment) validly tendered and not validly withdrawn prior to the Early Participation Date. The Total Exchange Price for each of the 2022 Exchange Offer and the 2042 Exchange Offer has been determined in accordance with the procedures set forth in the confidential offering memorandum. Holders of Old Notes who validly tender Old Notes after the Early Participation Date and whose Old Notes are accepted in either the 2022 Exchange Offer or the 2042 Exchange Offer will receive the applicable Total Exchange Price less the Early Participation Payment (Exchange Price).

2022 Exchange Offer

CUSIP Number	Title of Existing Security	Principal Amount Outstanding	Reference U.S. Treasury Security	Yield of Reference U.S. Treasury Security at Pricing Time	Fixed Spread (basis points)	Early Participation Payment(1)	Exchange Price (1)(2)	Total Exchange Price (1)(2)(3)
210371AF7	7.60% Senior Notes due 2032	$700,000,000	3.125% due February 15, 2042	2.683%	+215	$50.00	$1,299.56	$1,349.56

2042 Exchange Offer

CUSIP Number	Title of Existing Security	Principal Amount Outstanding	Reference U.S. Treasury Security	Yield of Reference U.S. Treasury Security at Pricing Time	Fixed Spread (basis points)	Early Participation Payment(1)	Exchange Price (1)(2)	Total Exchange Price(1)(2)(3)
210371AF7	7.60% Senior Notes due 2032	$700,000,000	3.125% due February 15, 2042	2.683%	+215	$50.00	$1,299.56	$1,349.56

(1)	Per $1,000 principal amount of Old Notes.
(2)	Does not reflect any accrued and unpaid interest.
(3)	The Total Exchange Price includes the Early Participation Payment. For each $1,000 principal amount of Old Notes tendered and accepted in the exchange by Generation, 90% of the applicable Total Exchange Price will be paid in applicable New Notes and the rest will be paid in cash.

Tenders of Old Notes in the Exchange Offer may be validly withdrawn at any time at or prior to 5:00 p.m. New York City time on June 26, 2012, (Withdrawal Date), provided that Generation may extend the Early Participation Date without extending the Withdrawal Date, unless required by law. Old Notes tendered after the Withdrawal Date may not be withdrawn, except where additional withdrawal rights are required by law (as determined by Generation in its sole discretion).

The Exchange Offer will expire at midnight New York City time on July 11, 2012, unless extended.

The New 2022 Notes will constitute a further issuance of, and will form a single series with, the 4.25% Senior Notes due 2022 that Generation issued for cash on June 18, 2012 in the aggregate principal amount of $275,000,000 (Original 2022 Notes). The New 2042 Notes will constitute a further issuance of, and will form a single series with, the 5.60% Senior Notes due 2042 that Generation issued for cash on June 18, 2012 in the aggregate principal amount of $500,000,000 (Original 2042 Notes, and together with the Original 2022 Notes, Original Notes).

The table below indicates, among other things, the New Note Value attributed to the 2022 Notes and the 2042 Notes for purposes of the Exchange Offer (as calculated in accordance with the confidential offering memorandum):

CUSIP Numbers	Title of Security	Reference U.S. Treasury Security	Yield of Reference U.S. Treasury Security at Pricing Time	Fixed Spread (basis points)	New Note Value(1)
30161MAK9 U3002DAC4	4.25% Senior Notes due 2022	1.750% due May 15, 2022	1.621%	+265	$998.30

30161MAM5 U3002DAD2	5.60% Senior Notes due 2042	3.125% due February 15, 2042	2.683%	+290	$1,002.45

(1)	Per $1,000 principal amount.

The New Notes have not been registered under the Securities Act of 1933 or any state securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933 and applicable state securities laws. Generation has entered into a registration rights agreement with respect to the New Notes and the Original Notes.

The Exchange Offer is only made to qualified institutional buyers pursuant to Rule 144A and outside the United States in accordance with Regulation S under the Securities Act of 1933, as amended (the Securities Act). This press release does not constitute an offer to sell or the solicitation of an offer to buy the New Notes, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Holders of Old Notes who desire a copy of the eligibility letter may contact D.F. King & Co., Inc. toll-free at 800-859-8508 or at 212-269-5550 (banks and brokerage firms) or visit its website at www.dfking.com/exelon.

Forward Looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those factors discussed in the following sections of our 2011 Annual Report on Form 10-K: (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) those factors discussed in the following section of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012: (a) Part II, Other Information, ITEM 1A. Risk Factors, (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 15 and (3) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon Corporation and Exelon Generation Company, LLC (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this press release. Neither of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this press release.

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Exelon Corporation (NYSE:EXC) is the nation’s leading competitive energy provider, with approximately $33 billion in annual revenues. Headquartered in Chicago, Exelon has operations and business activities in 47 states, the District of Columbia and Canada. Exelon is the largest competitive U.S. power generator, with approximately 35,000 megawatts of owned capacity comprising one of the nation’s cleanest and lowest-cost power generation fleets. The company’s Constellation business unit provides energy products and services to approximately 100,000 business and public sector customers and approximately 1 million residential customers. Exelon’s utilities deliver electricity and natural gas to more than 6.6 million customers in central Maryland (BGE), northern Illinois (ComEd) and southeastern Pennsylvania (PECO).

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